UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PACIRA BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

On May 13, 2026, Pacira BioSciences, Inc. sent the following communication to its employees and may in the future send or use the same or a substantially similar communication from time to time:

Information Regarding Pacira's 2026 Annual Meeting of Stockholders

Dear Colleagues,

As many of you may be aware, Pacira is currently engaged in a proxy contest in connection with our upcoming 2026 Annual Meeting of Stockholders, in which shareholders will vote on the future direction of the company. Your vote is important to our ability to continue transforming into an innovative biopharmaceutical company.

Our board and executive leadership team are committed to acting in the best interests of the Company and all stockholders, including our employees. We remain confident that Pacira is well positioned to accelerate growth as we continue executing our 5x30 strategy and deliver its intended business results.

Despite this momentum, one of our stockholders, DOMA Perpetual Capital Management LLC (“DOMA”), has chosen to pursue a disruptive proxy contest that we believe is misguided and not in the best interests of Pacira or its stockholders.

Your support and vote are important as we continue building a stronger and more innovative company for the future.

Here's what you can do right now: Vote “FOR” the election of each of the three highly qualified nominees proposed by your board—Chris Christie, Samit Hirawat and Thomas Wiggans—on your universal BLUE proxy card - electronically or by mail. Please DISREGARD any white proxy card or other communication you may receive from DOMA.

Additionally, the board recommends a “FOR” vote for each of our other proposals up for vote: the appointment of KPMG as our independent registered accounting firm; the compensation of our named executive officers; the approval of our amended and restated stock plan; and the approval of our amended and restated employee stock purchase plan (“ESPP”).

Most employees will vote electronically through their brokerage account or via instructions received by email. Please refer to the attached voting instructions for step-by-step guidance on how to submit your vote electronically through Fidelity.

If you owned stock as of the close of business on April 22, 2026—including previously-vested awards, ESPP shares, or shares held in brokerage accounts outside of Fidelity—you are entitled to vote those shares.

On behalf of the board, the executive leadership team, and myself, thank you for your continued support and for all that you do every to advance our mission.

Sincerely,

Frank D. Lee

2026 ANNUAL MEETING • PACIRA BIOSCIENCES, INC.

HOW TO VOTE FOR PACIRA'S BOARD NOMINEES

AT THE PACIRA BIOSCIENCES, INC. 2026 ANNUAL MEETING

5x30

PLAN FOR LONG-TERM VALUE CREATION

1 LOG IN TO YOUR FIDELITY ACCOUNT

Go to Fidelity.com or NetBenefits.com and log in to your account.

Have shares elsewhere?
If your shares are held at another brokerage, the process is similar.

2 CONFIRM YOUR SHARE OWNERSHIP

From your account homepage, select "Positions" to view your holdings.
You may vote any shares of PCRX held by you as of April 22, 2026.

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IINVESTMENT ACCOUNT - Individual		QTY
PCRX	Pacira BioSciences Inc.	201

3 SEARCH FOR PROXY MATERIAL

In the search bar at the upper right of the page, search "Proxy"

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Related Questions

Proxy materials and voting
View proxy materials and cast votes for the holdings in your account

Proxy Voting FAQ
PAGE

4 OPEN YOUR PACIRA VOTING MATERIALS

Locate Pacira BioSciences, Inc. in the list of available proxy materials.
Click vote in the status column.

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Company / Security	Account	Meeting Date	Status
PACIRA BIOSCIENCES, INC. PCRX		June 9, 2026 Annual Meeting	Vote
ABC CORPORATION ABC			Vote
DEF CORPORATION DEF			Vote

5 VOTE YOUR SHARES

Follow the on-screen instructions to review the proposals and cast your vote

The Board of Directors recommends that you vote FOR each of Pacira's three highly qualified nominees standing for election to the board.

Company Nominees	Board Recommendation	Your Vote
Election of Class III Director: **Christopher Christie**	FOR	● FOR ○ WITHHOLD
Election of Class III Director: **Samit Hirawat, M.D.**	FOR	● FOR ○ WITHHOLD
Election of Class III Director: **Thomas Wiggans**	FOR	● FOR ○ WITHHOLD

The Board of Directors also recommends that you vote FOR Proposals 2, 3, 4, and 5.

Our Board urges you to WITHHOLD your vote for any OPPOSED DOMA NOMINEES

DOMA has put foraward their own slate of nominees who are not aligned with the best interests of all Pacira sockholders

- (1D) Oliver Benton Curtis III
- (1E) Eric de Armas
- (1F) Christopher Dennis

SUBMIT YOUR VOTE

SUBMIT VOTE >

OTHER WAYS TO VOTE

If you received a 16-digit control number by mail or email, follow the instructions to enter your control number.

EXERCISE YOUR RIGHT TO VOTE
Vote on important company matters before June 9, 2026.
Do not allow DOMA to disrupt the progress we have made executing our 5x30 strategy to drive long-term value creation for all stockholders.

VOTE TODAY.
Your vote helps shape our future together.

If you have any questions or require any assistance with voting your shares, please call our proxy solicitor, D.F. King & Co., Inc. at +1 (800) 714 - 3310 or email PCRX@dfking.com

Forward-Looking Statements

Any statements in this document about Pacira’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could,” “can” and similar expressions, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to: the 2026 Annual Meeting of Stockholders; Pacira’s board of directors and the contributions of new directors and director nominees; ‘5x30’, our growth and business strategy, our future outlook, the strength and efficacy of our intellectual property protection and patent terms, our future growth potential and future financial and operating results and trends, our plans, objectives, expectations (financial or otherwise) and intentions, including our plans with respect to the repayment of our indebtedness, anticipated product portfolio and product development programs, strategic alliances, plans with respect to the Non-Opioids Prevent Addiction in the Nation (“NOPAIN”) Act and any other statements that are not historical facts. For this purpose, any statement that is not a statement of historical fact should be considered a forward-looking statement. We cannot assure you that our estimates, assumptions and expectations will prove to have been correct. Actual results may differ materially from these indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: risks associated with acquisitions, such as the risk that the acquired businesses and/or assets will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; our manufacturing and supply chain, global and United States economic conditions (including tariffs, inflation and rising interest rates), and our business, including our revenues, financial condition, cash flows and results of operations; the success of our sales and manufacturing efforts in support of the commercialization of EXPAREL® (bupivacaine liposome injectable suspension), ZILRETTA® (triamcinolone acetonide extended-release injectable suspension) and iovera®°; the rate and degree of market acceptance of EXPAREL, ZILRETTA and iovera°; the size and growth of the potential markets for EXPAREL, ZILRETTA and iovera° and our ability to serve those markets; our plans to expand the use of EXPAREL, ZILRETTA and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL, ZILRETTA, iovera° and any of our other product candidates, including but not limited to PCRX-201 (enekinragene inzadenovec) and PCRX-2002; the commercial success of EXPAREL, ZILRETTA and iovera°; the related timing and success of United States Food and Drug Administration supplemental New Drug Applications and premarket notification 510(k)s; the related timing and success of European Medicines Agency Marketing Authorization Applications; our plans to evaluate, develop and pursue additional product candidates utilizing our proprietary high-capacity adenovirus (“HCAd”) vector platform; the approval of the commercialization of our products in other jurisdictions (by either us or our partners); clinical trials in support of an existing or potential HCAd-based product candidate; our commercialization and marketing capabilities; our ability to successfully complete capital projects; the outcome of any litigation; the recoverability of our deferred tax assets; assumptions associated with contingent consideration payments; assumptions used for estimated future cash flows associated with determining the fair value of the company; the anticipated funding or benefits of our share repurchase program; and factors discussed in the “Risk Factors” of Pacira’s most recent Annual Report on Form 10-K and in other filings that it periodically makes with the U.S. Securities and Exchange Commission (the “SEC”). In addition, the forward-looking statements included in this document represent Pacira’s views as of the date of this document. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such Pacira anticipates that subsequent events and developments will cause its views to change. Except as required by applicable law, Pacira undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and readers should not rely on these forward-looking statements as representing Pacira’s views as of any date subsequent to the date of this document.

These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Pacira’s actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed and referenced in the “Risk Factors” of Pacira’s most recent Annual Report on Form 10-K and in other filings that Pacira periodically makes with the SEC.

Important Additional Information Regarding Proxy Solicitation

On April 28, 2026, Pacira filed a definitive proxy statement on Schedule 14A and BLUE proxy card with the SEC in connection with its solicitation of proxies for Pacira’s 2026 annual meeting of stockholders (the “2026 Proxy Statement,” and such meeting the “2026 Annual Meeting”). This document is not a substitute for the 2026 Proxy Statement or any other document that Pacira has filed or may file with the SEC in connection with any solicitation by Pacira. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF PACIRA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING PACIRA’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive 2026 Proxy Statement (and any amendments or supplements thereto) and other documents filed by Pacira with the SEC, are, or will be when filed, available for no charge on the SEC’s website at http://www.sec.gov and on Pacira’s investor relations website at https://investor.pacira.com.

Participants in the Solicitation

Pacira, its directors, director nominees, certain of its executive officers, and other employees may be deemed participants in the solicitation of proxies from stockholders in respect of the 2026 Annual Meeting. Information regarding the names of such persons and their respective interests in Pacira by security holdings or otherwise is set forth in the 2026 Proxy Statement. Please refer to the sections captioned “Director Compensation,” “Executive Compensation,” “Stock Ownership Information” and “Appendix D—Supplemental Information Regarding Participants in the Solicitation” in the 2026 Proxy Statement. To the extent holdings of Pacira’s directors, director nominees, and executive officers who may be deemed to be participants in the solicitation in Pacira’s securities have changed since the amounts described in the 2026 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC, as applicable.

Additional information can also be found in Pacira’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026. Details concerning potential participants in the solicitation, including Pacira’s director nominees for election at the 2026 Annual Meeting, are also included in the 2026 Proxy Statement. These documents, including the 2026 Proxy Statement (and any amendments or supplements thereto) and other documents filed by Pacira with the SEC, are, or will be when filed, available for no charge on the SEC’s website at https://www.sec.gov and on Pacira’s investor relations website at https://investor.pacira.com.